UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
July 25, 2019

Commission File Number	Exact Name of Registrant as Specified in its Charter, Principal Office Address and Telephone Number	State of Incorporation or Organization	I.R.S. Employer Identification No.
001-38646	Dow Inc.	Delaware	30-1128146
2211 H.H. Dow Way, Midland, MI 48674
(989) 636-1000

001-03433	The Dow Chemical Company	Delaware	38-1285128
2211 H.H. Dow Way, Midland, MI 48674
(989) 636-1000

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Dow Inc.	Common Stock, par value $0.01 per share	DOW	New York Stock Exchange
The Dow Chemical Company	4.625% Notes due October 1, 2044	DOW/44	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 8 - Other Events

Item 8.01 Other Events.

On April 1, 2019, DowDuPont Inc. (“DowDuPont” and effective June 3, 2019, n/k/a DuPont de Nemours, Inc.) completed the separation of its materials science business and Dow Inc. became the direct parent company of The Dow Chemical Company and its consolidated subsidiaries ("TDCC" and together with Dow Inc., "Dow" or the "Company"), owning all of the outstanding common shares of TDCC. For filings relating to the period commencing April 1, 2019 and thereafter, TDCC will be deemed the predecessor to Dow Inc. and the historical results of TDCC will be deemed the historical results of Dow Inc. for periods prior to and including March 31, 2019. As a result of the parent/subsidiary relationship between Dow Inc. and TDCC and the expectation that the financial statements and disclosures of each company will be substantially similar, the companies are filing a combined report for this Current Report on Form 8-K. The information reflected in this Current Report on Form 8-K is equally applicable to Dow Inc. and TDCC, except where otherwise noted.

The separation was contemplated by the merger of equals transaction effective August 31, 2017, under the Agreement and Plan of Merger, dated as of December 11, 2015, as amended on March 31, 2017. TDCC and E. I. du Pont de Nemours and Company and its consolidated subsidiaries (“DuPont”) each merged with subsidiaries of DowDuPont and, as a result, TDCC and DuPont became subsidiaries of DowDuPont (the “Merger”). Subsequent to the Merger, TDCC and DuPont engaged in a series of internal reorganization and realignment steps to realign their businesses into three subgroups: agriculture, materials science and specialty products. Dow Inc. was formed as a wholly owned subsidiary of DowDuPont to serve as the holding company for the materials science business.

The Company is filing this Current Report on Form 8-K to recast the financial information included in TDCC's Annual Report on Form 10-K for the year ended December 31, 2018 ("2018 10-K"), which was originally filed with the U.S. Securities and Exchange Commission (“SEC”) on February 11, 2019, and to file for the same periods, the financial statements and footnotes for Dow Inc. following the combined reporting format, to reflect the results of Dow and its consolidated subsidiaries, after giving effect to the distribution to DowDuPont of TDCC’s agricultural sciences business (“AgCo”) and specialty products business (“SpecCo”) and the receipt of DuPont's ethylene and ethylene copolymers businesses (other than its ethylene acrylic elastomers business) (“ECP”). The U.S. GAAP consolidated financial results of Dow will reflect the distribution of AgCo and SpecCo as discontinued operations for each period presented as well as the receipt of ECP as a common control transaction from the closing of the Merger on August 31, 2017. The information in this Current Report on Form 8-K is not an amendment to or restatement of the 2018 10-K.

Effective with the Merger, the Company's business activities were components of DowDuPont's business operations and therefore, were reported as a single operating segment. Following the separation from DowDuPont, the Company changed the manner in which its business activities were managed. The Company's portfolio now includes six global businesses which are organized into the following operating segments: Performance Materials & Coatings, Industrial Intermediates & Infrastructure and Packaging & Specialty Plastics. Corporate contains the reconciliation between the totals for the operating segments and the Company's totals.

The Company has revised the following sections of the 2018 10-K, reflected in Exhibit 99.1 to this Current Report on Form 8-K, to reflect the retrospective changes as described above:

Item 1.	Business.
Item 1A.	Risk Factors.
Item 2.	Properties.
Item 3.	Legal Proceedings.
Item 5.	Market for Registrant's Common Equity, Related Stockholder Matters and Issuer Purchases of Equity Securities.
Item 6.	Selected Financial Data.
Item 7.	Management's Discussion and Analysis of Financial Condition and Results of Operations.
Item 7A.	Quantitative and Qualitative Disclosures About Market Risk.
Item 8.	Financial Statements and Supplementary Data.
Item 15.	Exhibits, Financial Statement Schedules.

Information in the 2018 10-K is generally stated as of December 31, 2018, and this filing does not reflect any subsequent information or events other than the changes described above. Without limiting the foregoing, this filing does not purport to update Management's Discussion and Analysis of Financial Condition and Results of Operations contained in the 2018 10-K for any information, uncertainties, transactions, risks, events or trends occurring, or known to management. More current information regarding events subsequent to the filing date of the original 2018 10-K is contained in the Company's Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2019 and June 30, 2019, and other filings with the SEC. This Current Report on Form 8-K should be read in conjunction with the 2018 10-K and such Quarterly Reports on Form 10-Q and other filings made with the SEC, including, and subsequent to the date of, the 2018 10-K.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The exhibits listed on the Exhibit Index are incorporated herein by reference.

EXHIBIT INDEX

Exhibit No.	Exhibit Description

21	Subsidiaries of The Dow Chemical Company.

23.1.1	Consent of Independent Registered Public Accounting Firm for Dow Inc.

23.1.2	Consent of Independent Registered Public Accounting Firm for The Dow Chemical Company.

23.2	Ankura Consulting Group, LLC's Consent.

99.1
As Recasted Part I, Item 1. Business, Item 1A. Risk Factors, Item 2. Properties and Item 3. Legal Proceedings. As Recasted Part II, Item 5. Market for Registrant's Common Equity, Related Stockholder Matters and Issuer Purchases of Equity Securities, Item 6. Selected Financial Data, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, Item 7A. Quantitative and Qualitative Disclosures About Market Risk and Item 8. Financial Statements and Supplementary Data. As Recasted Part IV, Item 15. Exhibits, Financial Statement Schedules.

101.INS	XBRL Instance Document.

101.SCH	XBRL Taxonomy Extension Schema Document.

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document.

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document.

101.LAB	XBRL Taxonomy Extension Label Linkbase Document.

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

DOW INC.
THE DOW CHEMICAL COMPANY
Date: July 25, 2019

/s/ RONALD C. EDMONDS
Ronald C. Edmonds
Controller and Vice President of Controllers and Tax

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